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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 27, 2006

                Residential Asset Securitization Trust 2006-A1
                ----------------------------------------------
                      (Exact name of the issuing entity)
                     Commission File Number of the issuing
                            entity: 333-127556-21

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
                         Commission File Number of the
                            depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                                    95-4791925
  ---------------------------------           -------------------------
     (State or Other Jurisdiction                    (I.R.S. Employer
  of Incorporation of the depositor)                Identification No.)


                   155 North Lake Avenue
                     Pasadena, California                    91101
               ---------------------------------           -------------
                   (Address of Principal                    (Zip Code
                     Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01         Other Events.
----------        ------------

         On February 27, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

         Exhibit 99.1 to this amendment on Form 8-K/A amends and supersedes in its entirety Exhibit 99.1 to the Form 8-K of Residential Asset Securitization Trust 2006-A1 previously filed on March 14, 2006 (accession no.
0000905148-06-002298).

Section 9. Financial Statements and Exhibits.
           ---------------------------------
         Item 9.01.

         (a) Financial statements of business acquired.

                  Not applicable

         (b) Pro forma financial information.

                  Not applicable.

         (c)  Shell Company Transactions.

                  Not applicable.

         (d) Exhibits:

          99.1. Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDYMAC MBS, INC.



                                         By:  /s/ Victor H. Woodworth_
                                              ------------------------
                                                Victor H. Woodworth
                                                Vice President



Dated: March 31, 2006


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                                 Exhibit Index

Exhibit
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     99.1. Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, IndyMac and the Trustee.